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Exhibit 10.19

ALDERWOODS SUPPORT FUNCTION ANNUAL INCENTIVE PLAN

1.     GLOSSARY OF DEFINITIONS

        The following is a definition of terms used in this document:

  a)
  Award/Bonus Award.    "Award" or "Bonus Award" means amount paid as an incentive bonus under the Plan.

  b)
  Business Plan Objective.    "BPO" means individual objectives designed to support specific elements of the Business Plan. A reporting manager assigns individual BPOs to his or her Business Unit.

  c)
  Business Unit.    "Business Unit" means that sector of the business (Location or Department) that the eligible employee is assigned to and against which specific financial targets are set.

  d)
  Financial Target.    "Financial Target" means the achievement of 100% of the financial criteria set by the Company to measure overall Company performance during a calendar year.

  e)
  Maximum Award Percentage.    "Maximum Award Percentage" means the percentage of Salary an eligible employee earns in a calendar year if 115% or more of the Financial Target is achieved.

  f)
  Minimum Financial Target.    "Minimum Financial Target" means the achievement of 95% of financial criteria set by the Company to measure overall Company performance during a calendar year. This 95% Minimum Financial Target is only applicable to the Business Plan Objectives portion of an employee's Bonus Award.

  g)
  Salary.    "Salary" means an eligible employee's regular base compensation, but excludes commissions, overtime pay, other forms of bonus or remuneration, determined at the end of a calendar year.

  h)
  Target Award Percentage.    "Target Award Percentage" means the percentage of Salary that an eligible employee earns in a calendar year if 100% of the Financial Target established for the Company is achieved.

2.     PURPOSE

        The purpose of the Incentive Plan (The Plan) is to continue to promote and reward an employee's excellent performance.

3.     THE PLAN

  This Plan relates to an employee's eligibility to receive Awards according to the Plan. This Plan does not replace, modify or waive any other existing agreements or obligations relating to your employment.

4.     ELIGIBILITY

        During each calendar year an employee is eligible to participate in The Plan if:

  a)
  The employee is an active full-time employee in an eligible job code in a Support Function Group on or before October 1st of the calendar year for which the Bonus Award is to be paid;

  b)
  The employee has achieved a performance rating of at least satisfactory or higher;

  c)
  The employee transferred employment from one Company subsidiary to another during the calendar year and continues as a member of a Support Function Group at the new Company subsidiary;

        An employee is NOT eligible to participate in The Plan for any calendar year if:

  a)
  The employee's employment ceases with the Company during the calendar year for any reason;

  b)
  The employee is not employed by the Company on the date of payment of the Bonus Award;

  c)
  The employee is not deemed to be in compliance with all Company Policies and Procedures.

5.     DETERMINATION AND PAYMENT OF BONUS AWARDS

        Determination and payment of Awards under the Plan is as follows:

        a)    Determination of Bonus Awards.

    Financial Target.    Each calendar year, the Company will set the Financial Target and communicate it to the employees. For each calendar year, the total Bonus Award will be divided into two parts:

    (i)
    Financial Performance — comprising 2/3 of total Bonus Award:    Financial Target of 100% is required for the bonus to be awarded.

    (ii)
    Business Plan Objectives (BPOs) — comprising 1/3 of total Bonus Award:    A Minimum Financial Target of 95% is required for payment of this portion of the Bonus Award.

        b)    Calculation of Final Bonus Award.

    (i)
    Below Minimum Financial Target (less than 95%)

      If actual annual financial results of the Company are below the Minimum Financial Target no Bonus Award will be awarded.

    (ii)
    Meet Minimum Financial Target but below Financial Target (95%-99%)

      If actual annual financial results of the Company exceed Minimum Financial Target (95%) but are less than the Financial Target (100%), the one-third Bonus Award percentage for the BPO portion only of the potential Bonus Award will become payable based on performance score level. The two-third (2/3) portion of the Bonus Award allocated to the Financial Performance will not be awarded.

      The Award will be calculated as follows:

      1/3 BPO component = BPO% score × Target Award % × the employee's Salary × 33.33%.

    (iii)
    Meet Financial Target (100%)

      If actual annual financial results of the Company equal the 100% Financial Target, the Award will be calculated as follows:

        •
        1/3 BPO component = BPO% score × the Target Award Percentage × the employee's Salary × 33.33%.

        •
        2/3 Financial Performance component = the Target Award % × employee's Salary × 66.67%

    (iv)
    Exceed Financial Target but below Maximum Financial Target (101%-114%)

      If actual financial results exceed the Financial Target but are less than the 115% of the Financial Target, an Award percentage will be determined by applying straight-line interpolation to the Target Award Percentage and the Maximum Award Percentage, with reference to where the actual financial results fall between the 100% and 115% Financial Target. The resulting Award will be calculated as follows:

        •
        1/3 BPO component = BPO% score × the interpolated Award Percentage × the employee's Salary × 33.33%.

        •
        2/3 Financial Performance component = interpolated Award Percentage × the employee's Salary × 66.67%

    (v)
    Meet or exceed Maximum Financial Target (115% or Greater)

      If actual financial results of the Company equal or exceed 115% of the Financial Target, the Award will be calculated as follows:

        •
        1/3 BPO component = BPO% score × the Maximum Target Award Percentage × the employee's Salary × 33.33%.

        •
        2/3 Financial Performance component = the Maximum Target Award Percentage × the employee's Salary × 66.67%

Calculation of Bonus Award-Support Function

  c)
  Adjustments to Final Awards.    The Company retains the ability under the Plan to:

  (i)
  adjust Bonus Awards based on adjusted Financial Targets of the Company and;

    (ii)
    adjust an employee's Bonus Award downward by as much as 33% as a result of low performance by an employee. This adjustment to be made at the discretion of the employee's supervisor, manager or VP.

  d)
  Timing of Payment of Awards.    Bonus Awards shall be paid following approval by Alderwoods Group's Board of Directors.

  e)
  Transfers, or Change of Designated Employee Group.    In the event that an employee transfers and/or changes their membership from one employee group to another, then the employee's Bonus Award will be calculated on a pro-rata basis. The pro-rated amount will be based on the number of months employed within each particular Business Unit during the calendar year.

  f)
  Award Excluded from Participation in Other Benefits.    The amounts awarded to an employee under the Plan shall not be deemed to be compensation for the purpose of calculating the amount of an employee's benefits under any retirement, insurance, disability or other benefit plan, except to the extent specifically provided in such plan.

  g)
  Employee Eligible for Partial Year.    In the event that an employee becomes eligible for an Award for part of the year, a pro-rated share of their Salary shall be used in the calculation of the Award.

6.     WITHHOLDING

        The Company shall withhold any taxes or other amounts as required by law.

7.     AMENDMENT OR TERMINATION

        This Plan may be amended, changed or terminated at any time at the Company's discretion and without notice.

8.     PLAN ADMINISTRATION

  The Company's Executive Committee is responsible for the administration and processing of the Plan. The Executive Committee may:

    (i)
    Designate employees as participants;

    (ii)
    Designate and administer the Financial Targets; and

    (iii)
    Determine other terms and conditions related to allocation of Awards under the Plan.

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ALDERWOODS SUPPORT FUNCTION ANNUAL INCENTIVE PLAN
Calculation of Bonus Award-Support Function